Danske Bank COPY

EXHIBIT 10.21

Danske Bank
Holmens Kanal 2-12
1092 Copenhagen K
Denmark
Bark Property Aps	Telephone +45 33 44 00 00
Østergade 17, 3.th.	Telex 27000 daba dk
1100 Copenhagen K	Telegramadr. DANSKEBANK
Denmark	S.W.I.F.T. DABADKKK

Ref.:	Bank ref.:	Date:
Nytorv Department	41801981/63191	18 February 2008

Establishing a currency loan
Regarding loans with	Danske Bank A/S
Copenhagen

size CHF 1,128,692.44

The loan may be converted to other currency.

Total rate for the period of 19.02.2008 - 19.05.2008 has been established at 4.22 % per annum, payable when due to the amount of	CHF	11,907.71
Total service that falls due for payment on 19.05.2008	CHF	25,591.00

Settlement

Currency amount CHF 1, 128,692.44 to be purchased on 18/02/2008 by the bank at a rate of 465.140000	DKK	5, 250,000.02

The amount must be deposited in account number XXXXX to that value on 19.02.2008

Yours sincerely
Danske Bank

Danske Bank COPY

Danske Bank
Holmens Kanal 2-12
1092 Copenhagen K
Denmark
Bark Property Aps	Telephone +45 33 44 00 00
Østergade 17, 3.th.	Telex 27000 daba dk
1100 Copenhagen K	Telegramadr. DANSKEBANK
Denmark	S.W.I.F.T. DABADKKK

Ref.:	Bank ref.:	Date:
Nytorv Department	41801981/6319J	18 February 2008

Establishing a currency loan
Regarding loans with	Danske Bank A/S
Copenhagen

size DKK 1,750,000.00

The loan may be converted to other currency.

Total rate for the period of 19.02.2008 - 19.05.2008 has been established at 6.05 % per annum, payable when due to the amount of	DKK	26,468.75
Total service that falls due for payment on 19.05.2008	DKK	44,833.00

Settlement

Currency amount	DKK	1, 750,000.00

The amount will be deposited in account number XXXXX to that value on 19.02.2008

Yours sincerely
Danske Bank

Danske Bank COPY

IOU
CURRENCY LOAN
with variable interest

The borrower’s name and address	Reg.no. 4180
Bark Property Aps	Nytorv Dept.
Østergade 17, 3.th.	Account no. XXXXX
1100 Copenhagen K	VAT no. 0030898141
Denmark

ANNUITY LOAN

The borrower has received the following currency loan with variable interest from Danske Bank A/S.
The loan’s principal sum	DKK 1,750,000.00
The loan amount for payment to the borrower constitutes	DKK 1,750,000.00

The amount will be deposited in the borrower’s account no. XXXXX to that amount on 19.02.2008.

Interest

The borrower will pay variable interest on the loan set by the bank. The interest will be established for interest periods of 3 months. The interest will be established for an interest period 2 international banking days before the interest period (the date of establishing the interest). The interest will be established on the basis of the rates at which the bank itself will be able to take out a loan in the relevant currency on the international currency markets for the relevant interest period where the bank has applied a variable supplement. The interest supplement in the first interest period will amount to 1.45 % per annum.

The interest (incl. interest supplement) for the first interest period from 19.02.2008 until 19.05.2008 has been established at 6.05 % per annum and amounts to DKK 26,468.75.

Interest for an interest period will be paid in arrears at the end of the interest period.

Settlement

A payment of DKK 44,833.00 will be paid every 3 months. This amount covers instalment and interest for the previous interest period.

The first payment will fall due on 19.05.2008 .

Outstanding debt on the loan will fall due for final payment on 20.02.2023.

Dates for the exact due date for the individual payments can be given on request. Information on a following due date will be shown by the bank’s advice, which will be sent to the borrower in connection with establishing the interest for the interest period.

Danske Bank COPY

The bank’s right to change the agreed settlement in the event of interest changes

The size of the payments will be established while taking into account the interest stated in the document for the first interest period. To maintain the settlement rate expected on authorisation of the loan, the bank may by giving 14 days’ notice, but is not obliged to do so, demand a change to the size of the agreed payments if the interest is changed.

The length of interest periods

After agreement between the bank and borrower, the length of the first interest period may be established as being shorter or longer than stated above. An agreement hereon must be reached no later than the date of establishing the interest. Such an agreement will not lead to a change in the size of the forthcoming ordinary payments on the loan, however.

Interest calculation

The bank will perform an interest calculation before each interest period for the loan for the actual number of days in the interest period on the basis of a calendar year with 360 days as per the following formula:

interest in % x actual days x amount
360 x 100

For currencies other than the one originally agreed (cf. below under points Ordinary Conversion to New Loan Currency and Extraordinary Currency Risk Conditions), the calculation may take place on the basis of a 365 day calendar year, and the bank therefore makes reservations for such a change if the loan is converted to another currency. More detailed information on the interest calculation method for the individual currencies may be obtained from the bank at any time.

The interest date is the start date for the interest calculation and the day on which a movement affects the calculation of interest on the loan.

Movements on the loan have an effect on the interest as per the following guidelines:

Interest will be calculated on the loan as of the payment day, which is usually 2 international banking days after the establishment date. The payment day is therefore the interest date.

On the transfer of payments and any fees, etc. to the loan from one of the borrower’s accounts in the bank, the transfer day is normally the interest date for both the loan and the account in the bank on which the amount is being drawn.

Otherwise, the borrower can be informed of the bank’s rules for calculating interest and the interest date on application to the bank. The bank may change these rules at any time.

Payment of instalments, interest and any fees, etc.

Payment of instalments, interest and any fees, etc. on the loan will be made to the bank with effective payment in the currency in which the loan is outstanding at the time it falls due.

If an amount falls due for payment on a day when the bank is closed for customer transactions, the amount will be paid on the following banking day, and interest, etc. will be paid up to and including this date.

Danske Bank COPY

Unless the bank states otherwise, the bank will convert currency amounts due into Danish kroner on the basis of an exchange rate established by the bank for the applicable currency 2 international banking days before it becomes due. The bank is entitled to cash amounts due on one of the borrower’s accounts in the bank.

The bank will, however, be entitled to demand that payment be made to a correspondent bank that is indicated by the bank. If this bank is closed for transactions, the payment shall be correspondingly made on the following banking day, and interest, etc. shall be paid up to and including this date.

If the loan falls into arrears, or payments and any fees, etc. are otherwise not paid at the right time, an arrears interest that is established by the bank will be paid on the arrears. The arrears interest that will be paid as of the first day that the loan falls into arrears will be calculated as a supplement to the interest that will be paid on the loan at any time. The borrower may obtain information on the applicable rate for arrears interest on application to the bank.

Ordinary conversion to new loan currency

In connection with establishing the interest for the following interest period, the loan currency may be changed to another convertible currency if the bank agrees. The bank will need to have received such a request at least 4 international banking days before an interest establishment date. On conversion, the loan’s outstanding debt in the new currency will be established on the basis of an exchange rate established by the bank at the time of conversion for the loan currency thus far and the corresponding purchase price for the future loan currency.

Currency exchange

Currency exchange will take place on the basis of the bank’s general terms and rates. The bank’s currency will be sold on the basis of the bank’s exchange rates at the time of the sale. The bank’s currency will be purchased on the basis of the bank’s purchase prices at the time of the purchase.

Termination - early redemption

The borrower may redeem the loan in full or in part only at the end of an interest period. The bank will need to have received a termination from the borrower at least 2 international banking days before the end of an interest period.

If the borrower wishes to redeem the loan in full or in part before the end of an interest period, however, the borrower may ask the bank to draw up a redemption offer that includes a statement showing the amount that the bank will accept for redemption of the loan may at a given time. Any potential offer will contain a regulation stating that a differential interest will be paid, corresponding to any loss made by the bank by reinvesting on the international currency markets.

The bank may calculate a fee for drawing up a redemption offer.

The bank may only terminate the loan by giving 14 days’ notice to redemption at the end of an interest period (cf. under the point entitled Infringement, however).

The borrower’s duty to provide information

If the borrower changes address, the bank must be informed of the new address.

The borrower is obliged to inform the bank of its financial circumstances to the extent that the bank requests this. This applies also even if the bank did not demand such information when the currency loan was granted.

Danske Bank COPY

The bank is thus entitled to demand all accounting, budget and audit-related information, including audit entries that, in the opinion of the bank, are necessary to clarify the borrower’s financial circumstances to be able to assess the commitment.

Examples of such information for companies may be an audited annual report with specifications and budgets, and for other commercial borrowers, including one-man bands, business accounts containing information on earnings and balance sheet. The bank may also demand an insight into the holder’s/main shareholder’s own financial circumstances, including a self assessment, annual statement from the Tax Authority, any receipts for instalment payments and an overview of the total fixed expenses (budget).

Infringement

Irrespective of agreed terms and rules for termination, the currency loan will fall due for immediate redemption if: a. any amount in accordance with this loan agreement is not paid at the right time, b. that the borrower or guarantor

1.

suspends his payments, becomes bankrupt or begins estate administration for insolvency, introducing debt rescheduling or a scheme of arrangement, including asking the bank or another creditor for a voluntary scheme of arrangement,

2.	is subject to distraint or attachment,
3.	takes up permanent residence outside of the country’s borders if the borrower or guarantor has not agreed continued settlement of the loan separately before moving,
4.	dies,
5.	ceases upon merger with another company or upon splitting,

c. the borrower does not inform the bank of his financial circumstances as said under the point entitled The Borrower’s Duty to Provide Information,

d. in the bank’s opinion there has been a negative change in the borrower’s or the guarantor’s financial circumstances, or any security that is lodged, including a security lodged by a third party, is decreased in the opinion of the bank, and the borrower does not lodge another satisfactory security or a supplementary security within 14 days of the bank’s request.

In these cases, the bank will be entitled, at any time hereafter – as it chooses - to convert the loan to a variable interest loan in Danish kroner and calculate interest, arrears interest and any fees.

The borrower must indemnify the bank for losses caused to the bank as a consequence of infringement. The compensation, which will be calculated as a differential interest, will correspond to any loss incurred by the bank when reinvesting on the international currency markets.

The bank’s right to a refund of expenses to a third party and other expenses

Apart from the loan amount, interest, any fees and expenses, the bank is entitled to demand that the borrower pay:

  all direct expenses arising as a consequence of the loan, e.g. taxes and duties and insurance premiums, telephone, fax, telex, telegram and postage expenses, etc., the bank’s expenses in the event of the loan being infringed, including fees for reminder letters, legal expenses, legal assistance, etc. and corresponding expenses when collecting amounts from guarantors, and insurance premiums paid on insurances of any type that are covered by any possible lien of the bank, and that the bank, in its capacity of lien holder, wishes to maintain,

Danske Bank COPY

  an arrears interest established by the bank if the loan falls into arrears, differential interest in connection with early redemption/infringement, a fee established by the bank for issuing a redemption offer, the bank’s expenses in answering questions from public authorities in accordance with the legislation, including fees for producing printouts and appendices, and for issuing photocopies.

Information on the fees and rates mentioned may be obtained on application to the bank.

Cover reservation

Payments on the loan and transfers in foreign currency will be made with the reservation that the bank receives the amount. This applies also to payments through cheques drawn on accounts at the bank.

The reservation applies even if it is not mentioned in an acknowledgement or other advice regarding the payment.

Offsetting

The bank is entitled, without prior advice to the borrower, to offset any outstanding balances of the borrower that are due or not due that the borrower may have or obtain with the bank.

The bank is entitled to convert both the bank’s and the borrower’s outstanding balances in foreign currency to DKK for the purpose of offsetting. Conversion will take place on the basis of the sale and purchase prices that are established in the bank at the time of conversion.

Legal action

The IOU may serve as a basis for immediate enforcement (cf. § 478, item 1 of the Administration of Justice Act).

Lodging a security

If a security is lodged through depositing a security or collateral, please refer to the additional terms and provisos indicated in the security or collateral documents. A security lodged in the form of a security or collateral also includes any exchange rate losses on the currency loan, all unpaid interest, including differential interest and fees, etc.

The bank will be entitled, by giving 14 days’ notice, to demand a new security or a supplementary security for the purpose of covering the loan through a lodging a security that, in the opinion of the bank, corresponds to the value of the currency loan in Danish kroner in relation to the exchange rate established at any time by the bank for the applicable currency in which the loan was issued.

Securities lodged also pay for loans that, following conversion, including conversion in connection with infringement, become valid instead of the currency loan (conversion loan).

Guarantors and third parties lodging a security (security lodged by someone other than the borrower) have the opportunity to find out about the debt on the loan for which a security or collateral has been lodged.

Danske Bank COPY

Extraordinary currency risk circumstances

If a currency cannot be procured by the bank on the international currency market, e.g. because the currency has ceased to be convertible and/or transferable or for some other similar reason, the bank reserves the right to convert the due amount(s) to another currency of its choice, irrespective of the abovementioned termination regulations. The conversion will take place on the basis of the currency rates established by the bank for the day on which conversion occurs. The bank will provide information on the conversion through adverts in the daily press or through special advice to the borrower. The borrower will receive advice in connection with the conversion.

The banks liability for compensation

The bank is liable for compensation if, due to errors or omissions, it fulfils obligations too late or inadequately.

The bank will not, however, be liable for losses that are attributed to:

  failure in the bank’s power supply or telecommunications
  legal measures or administrative orders
  natural disasters
  war, riots, civil unrest, sabotage, terrorism or vandalism (including computer viruses and hacking)
  strike, lockout, boycott or blockade, irrespective of whether or not the conflict is solved or circumvented by the bank itself or the latter’s organisation, and irrespective of the reason for the conflict. This also applies when the conflict affects only parts of the bank breakdown in/lack of access to the bank’s IT systems or damage to data in these systems that is attributed to abovementioned circumstances, irrespective of whether or not the bank itself or an external IT supplier is responsible for running the IT systems other circumstances that are beyond the control of the bank.

The bank’s discharge from liability applies only if

  the bank could not have foreseen the circumstance that causes the loss when the agreement was entered into the bank could not have avoided or circumvented the cause of the loss the legislation does not under any circumstances make the bank liable for the circumstance that caused the loss.

The banks transport, etc. of the claim

The bank is entitled to sell the claim in full or in part according to the loan agreement with any associated securities for domestic or foreign units of the bank, the bank’s subsidiaries and other financial institutions and companies. Correspondingly, the bank is entitled to take out a guarantee or insurance for the claim.

The borrower agrees that the bank may give all information regarding this loan to possible purchasers of the claim and to possible guarantors or insurers for the claim. Information will not be given on any other of the borrower’s business relations with the bank. A party to whom the bank supplies information will be subject to confidentiality with regard to confidential treatment of information on the borrower or commit himself to this.

The borrower agrees to assist at the time of the sale of the claim, taking out of a guarantee or insurance for the claim and transfer of any associated securities. The borrower will, among other things, sign new loan and security documents, etc., should this be required.

Danske Bank COPY

Sale of the claim or the taking out of a guarantee or insurance for the claim will not mean that the borrower incurs expenses and will not compromise the borrower’s legal position compared with the legal position that the borrower has in relation to the bank.

General business terms

The bank’s General Business Terms apply to the extent that they are not deviated from in this loan document. General business terms are sent to the borrower.

The borrower hereby agrees to pay Danske Bank A/S the amount borrowed in the outstanding currency plus interest, any fees and expenses.

If the borrower is two or more persons, each borrower agrees to be jointly and severally liable vis-à-vis the bank for repayment of the amount borrowed in the outstanding currency plus interest, any fees and expenses.

The borrower declares that the environmental regulations applicable at any one time and any environmental certificates that are applicable to my/our business are observed, and that changes to my/our business’ environmental status will be communicated to the bank.

The bank will not be liable for any loss that the borrower may ascertain concerning the currency loan as a consequence of fluctuations in currency exchange rates. The bank has informed the borrower a currency exchange rate risk is linked to the currency loan, and that there are special tax-related conditions concerning loans in currency.

The borrower simultaneously acknowledges receipt of a copy of the IOU and the bank’s General business terms.

As borrower		As witness
2008	/s/ Bent Helvang
Date	Binding signature

Date	Binding signature

Danske Bank COPY

IOU
with variable interest
CURRENCY LOAN
The borrower’s name and address	Reg.no. 4180
Bark Property Aps	Nytorv Dept.
Østergade 17, 3.th.	Account no. XXXXX
1100 Copenhagen K	VAT no. 0030898141
Denmark

ANNUITY LOAN

The borrower has received the following currency loan with variable interest from Danske Bank A/S.
The loan’s principal sum		CHF 1,128,692.44

Equivalent value in Danish kroner	DKK 5,250,000.02

The loan amount for payment to the borrower constitutes		CHF 1,128,692.44

The amount will be converted to DKK and settled on 18/02/2008 at a rate of 465.140000.
The loan will be paid out on 19/02/2008.

The amount will be deposited in the borrower’s account no. XXXXX to that amount on 19.02.2008.

Interest

The borrower will pay variable interest on the loan set by the bank. The interest will be established for interest periods of 3 months. The interest will be established for an interest period 2 international banking days before the interest period (the date of establishing the interest). The interest will be established on the basis of the rates at which the bank itself will be able to take out a loan in the relevant currency on the international currency markets for the relevant interest period where the bank has applied a variable supplement. The interest supplement in the first interest period will amount to 1.45 % per annum.

The interest (incl. interest supplement) for the first interest period from 19.02.2008 until 19.05.2008 has been established at 4.22 % per annum and constitutes CHF 11,907.71.

Interest for an interest period will be paid in arrears at the end of the interest period.

Settlement

A payment of CHF 25,591.00 will be paid every 3 months. This amount covers instalment and interest for the previous interest period.

The first payment will fall due on 19.05.2008 .

Outstanding debt on the loan will fall due for final payment on 20.02.2023.

Dates for the exact due date for the individual payments can be given on request. Information on a following due date will be shown by the bank’s advice, which will be sent to the borrower in connection with establishing the interest for the interest period.

Danske Bank COPY

The bank’s right to change the agreed settlement in the event of interest changes

The size of the payments will be established while taking into account the interest stated in the document for the first interest period. To maintain the settlement rate expected on authorisation of the loan, the bank may by giving 14 days’ notice, but is not obliged to do so, demand a change to the size of the agreed payments if the interest is changed.

The length of interest periods

After agreement between the bank and borrower, the length of the first interest period may be established as being shorter or longer than stated above. An agreement hereon must be reached no later than the date of establishing the interest. Such an agreement will not lead to a change in the size of the forthcoming ordinary payments on the loan, however.

Interest calculation

The bank will perform an interest calculation before each interest period for the loan for the actual number of days in the interest period on the basis of a calendar year with 360 days as per the following formula:

interest in % x actual days x amount
360 x 100

For currencies other than the one originally agreed (cf. below under points Ordinary Conversion to New Loan Currency and Extraordinary Currency Risk Conditions, the calculation may take place on the basis of a 365 day calendar year, and the bank therefore makes reservations for such a change if the loan is converted to another currency. More detailed information on the interest calculation method for the individual currencies may be obtained from the bank at any time.

The interest date is the start date for the interest calculation and the day on which a movement affects the calculation of interest on the loan.

Movements on the loan have an effect on the interest as per the following guidelines:

Interest will be calculated on the loan as of the payment day, which is usually 2 international banking days after the establishment date. The payment day is therefore the interest date.

On the transfer of payments and any fees, etc. to the loan from one of the borrower’s accounts in the bank, the transfer day is normally the interest date for both the loan and the account in the bank on which the amount is being drawn.

Otherwise, the borrower can be informed of the bank’s rules for calculating interest and the interest date on application to the bank. The bank may change these rules at any time.

Payment of instalments, interest and any fees, etc.

Payment of instalments, interest and any fees, etc. on the loan will be made to the bank with effective payment in the currency in which the loan is outstanding at the time it falls due.

If an amount falls due for payment on a day when the bank is closed for customer transactions, the amount will be paid on the following banking day, and interest, etc. will be paid up to and including this date.

Danske Bank COPY

Unless the bank states otherwise, the bank will convert currency amounts due into Danish kroner on the basis of an exchange rate established by the bank for the applicable currency 2 international banking days before it becomes due. The bank is entitled to cash amounts due on one of the borrower’s accounts in the bank.

The bank will, however, be entitled to demand that payment be made to a correspondent bank that is indicated by the bank. If this bank is closed for transactions, the payment shall be correspondingly made on the following banking day, and interest, etc. shall be paid up to and including this date.

If the loan falls into arrears, or payments and any fees, etc. are otherwise not paid at the right time, an arrears interest that is established by the bank will be paid on the arrears. The arrears interest that will be paid as of the first day that the loan falls into arrears will be calculated as a supplement to the interest that will be paid on the loan at any time. The borrower may obtain information on the applicable rate for arrears interest on application to the bank.

Ordinary conversion to new loan currency

In connection with establishing the interest for the following interest period, the loan currency may be changed to another convertible currency if the bank agrees. The bank will need to have received such a request at least 4 international banking days before an interest establishment date. On conversion, the loan’s outstanding debt in the new currency will be established on the basis of an exchange rate established by the bank at the time of conversion for the loan currency thus far and the corresponding purchase price for the future loan currency.

If the loan is converted to a new loan currency, future services will constitute the equivalent value of the originally established service converted to the new currency.

Currency exchange

Currency exchange will take place on the basis of the bank’s general terms and rates. The bank’s currency will be sold on the basis of the bank’s exchange rates at the time of the sale. The bank’s currency will be purchased on the basis of the bank’s purchase prices at the time of the purchase.

Termination - early redemption

The borrower may redeem the loan in full or in part only at the end of an interest period. The bank will need to have received a termination from the borrower at least 2 international banking days before the end of an interest period.

If the borrower wishes to redeem the loan in full or in part before the end of an interest period, however, the borrower may ask the bank to draw up a redemption offer that includes a statement showing the amount that the bank will accept for redemption of the loan at a given time. Any potential offer will contain a regulation stating that a differential interest will be paid, corresponding to any loss made by the bank by reinvesting on the international currency markets.

The bank may calculate a fee for drawing up a redemption offer.

The bank may only terminate the loan by giving 14 days’ notice to redemption at the end of an interest period (cf. under the point entitled Infringement, however).

The borrower’s duty to provide information

If the borrower changes address, the bank must be informed of the new address.

The borrower is obliged to inform the bank of its financial circumstances to the extent that the bank requests this. This applies also even if the bank did not demand such information when the currency loan was granted.

Danske Bank COPY

The bank is thus entitled to demand all accounting, budget and audit-related information, including audit entries that, in the opinion of the bank, are necessary to clarify the borrower’s financial circumstances to be able to assess the commitment.

Examples of such information for companies may be an audited annual report with specifications and budgets, and for other commercial borrowers, including one-man bands, business accounts containing information on earnings and balance sheet. The bank may also demand an insight into the holder’s/main shareholder’s own financial circumstances, including a self assessment, annual statement from the Tax Authority, any receipts for instalment payments and an overview of the total fixed expenses (budget).

Infringement

Irrespective of agreed terms and rules for termination, the currency loan will fall due for immediate redemption if:

a. any amount in accordance with this loan agreement is not paid at the right time,

b. that the borrower or guarantor

6.

suspends his payments, becomes bankrupt or begins estate administration for insolvency, introducing debt rescheduling or a scheme of arrangement, including asking the bank or anther creditor for a voluntary scheme of arrangement,

7.	is subject to distraint or attachment,
8.	takes up permanent residence outside of the country’s borders if the borrower or guarantor has not agreed continued settlement of the loan separately before moving,
9.	dies,
10.	ceases upon merger with another company or upon splitting,

c. the borrower does not inform the bank of his financial circumstances as said under the point entitled The Borrower’s Duty to Provide Information,

d. in the bank’s opinion there has been a negative change in the borrower’s or the guarantor’s financial circumstances, or any security that is lodged, including a security lodged by a third party, is decreased in the opinion of the bank, and the borrower does not lodge another satisfactory security or a supplementary security within 14 days of the bank’s request.

In these cases, the bank will be entitled, at any time hereafter – as it chooses - to convert the loan to a variable interest loan in Danish kroner and calculate interest, arrears interest and any fees.

The borrower must indemnify the bank for losses caused to the bank as a consequence of infringement. The compensation, which will be calculated as a differential interest, will correspond to any loss incurred by the bank when reinvesting on the international currency markets.

The bank’s right to a refund of expenses to a third party and other expenses

Apart from the loan amount, interest, any fees and expenses, the bank is entitled to demand that the borrower pay:

  all direct expenses arising as a consequence of the loan, e.g. taxes and duties and insurance premiums, telephone, fax, telex, telegram and postage expenses, etc., the bank’s expenses in the event of the loan being infringed, including fees for reminder letters, legal expenses, legal assistance, etc. and corresponding expenses when collecting amounts from guarantors, and insurance premiums paid on insurances of any type that are covered by any possible lien of the bank, and that the bank, in its capacity of lien holder, wishes to maintain,

Danske Bank COPY

  an arrears interest established by the bank if the loan falls into arrears, differential interest in connection with early redemption/infringement, a fee established by the bank for issuing a redemption offer, the bank’s expenses in answering questions from public authorities in accordance with the legislation, including fees for producing printouts and appendices, and for issuing photocopies.

Information on the fees and rates mentioned may be obtained on application to the bank.

Cover reservation

Payments on the loan and transfers in foreign currency will be made with the reservation that the bank receives the amount. This applies also to payments through cheques drawn on accounts at the bank.

The reservation applies even if it is not mentioned in an acknowledgement or other advice regarding the payment.

Offsetting

The bank is entitled, without prior advice to the borrower, to offset any outstanding balances of the borrower that are due or not due that the borrower may have or obtain with the bank.

The bank is entitled to convert both the bank’s and the borrower’s outstanding balances in foreign currency to DKK for the purpose of offsetting. Conversion will take place on the basis of the sale and purchase prices that are established in the bank at the time of conversion.

Legal action

The IOU may serve as a basis for immediate enforcement (cf. § 478, item 1 of the Administration of Justice Act).

Lodging a security

If a security is lodged through depositing a security or collateral, please refer to the additional terms and provisos indicated in the security or collateral documents. A security lodged in the form of a security or collateral also includes any exchange rate losses on the currency loan, all unpaid interest, including differential interest and fees, etc.

The bank will be entitled, by giving 14 days’ notice, to demand a new security or a supplementary security for the purpose of covering the loan through a lodging a security that, in the opinion of the bank, corresponds to the value of the currency loan in Danish kroner in relation to the exchange rate established at any time by the bank for the applicable currency in which the loan was issued.

Securities lodged also pay for loans that, following conversion, including conversion in connection with infringement, become valid instead of the currency loan (conversion loan).

Guarantors and third parties lodging a security (security lodged by someone other than the borrower) have the opportunity to find out about the debt on the loan for which a security or collateral has been lodged.

Danske Bank COPY

Extraordinary currency risk circumstances

If a currency cannot be procured by the bank on the international currency market, e.g. because the currency has ceased to be convertible and/or transferable or for some other similar reason, the bank reserves the right to convert the due amount(s) to another currency of its choice, irrespective of the abovementioned termination regulations. The conversion will take place on the basis of the currency rates established by the bank for the day on which conversion occurs. The bank will provide information on the conversion through adverts in the daily press or through special advice to the borrower. The borrower will receive advice in connection with the conversion.

The banks liability for compensation

The bank is liable for compensation if, due to errors or omissions, it fulfils obligations too late or inadequately.

The bank will not, however, be liable for losses that are attributed to:

  failure in the bank’s power supply or telecommunications
  legal measures or administrative orders
  natural disasters
  war, riots, civil unrest, sabotage, terrorism or vandalism (including computer viruses and hacking)
  strike, lockout, boycott or blockade, irrespective of whether or not the conflict is solved or circumvented by the bank itself or the latter’s organisation, and irrespective of the reason for the conflict. This also applies when the conflict affects only parts of the bank breakdown in/lack of access to the bank’s IT systems or damage to data in these systems that is attributed to abovementioned circumstances, irrespective of whether or not the bank itself or an external IT supplier is responsible for running the IT systems other circumstances that are beyond the control of the bank

The bank’s discharge from liability applies only if

  the bank could not have foreseen the circumstance that causes the loss when the agreement was entered into the bank could not have avoided or circumvented the cause of the loss the legislation does not under any circumstances make the bank liable for the circumstance that caused the loss.

The banks transport, etc. of the claim

The bank is entitled to sell the claim in full or in part according to the loan agreement with any associated securities for domestic or foreign units of the bank, the bank’s subsidiaries and other financial institutions and companies. Correspondingly, the bank is entitled to take out a guarantee or insurance for the claim.

The borrower agrees that the bank may give all information regarding this loan to possible purchasers of the claim and to possible guarantors or insurers for the claim. Information will not be given on any other of the borrower’s business relations with the bank. A party to whom the bank supplies information will be subject to confidentiality with regard to confidential treatment of information on the borrower or commit himself to this.

The borrower agrees to assist at the time of the sale of the claim, taking out of a guarantee or insurance for the claim and transfer of any associated securities. The borrower will, among other things, sign new loan and security documents, etc., should this be required.

Danske Bank COPY

Sale of the claim or the taking out of a guarantee or insurance for the claim will not mean that the borrower incurs expenses and will not compromise the borrower’s legal position compared with the legal position that the borrower has in relation to the bank.

General business terms

The bank’s General Business Terms apply to the extent that they are not deviated from in this loan document. General business terms are sent to the borrower.

The borrower hereby agrees to pay Danske Bank A/S the amount borrowed in the outstanding currency plus interest, any fees and expenses.

If the borrower is two or more persons, each borrower agrees to be jointly and severally liable vis-à-vis the bank for repayment of the amount borrowed in the outstanding currency plus interest, any fees and expenses.

The borrower declares that the environmental regulations applicable at any one time and any environmental certificates that are applicable to my/our business are observed, and that changes to my/our business’ environmental status will be communicated to the bank.

The bank will not be liable for any loss that the borrower may ascertain concerning the currency loan as a consequence of fluctuations in currency exchange rates. The bank has informed the borrower a currency exchange rate risk is linked to the currency loan, and that there are special tax-related conditions concerning loans in currency.

The borrower simultaneously acknowledges receipt of a copy of the IOU and the bank’s General business terms.

As borrower		As witness
/s/ Bent Helvang
/s/ Bent Helvang, CEO
Date	Binding signature	CHAIRMAN BENT HELVANG

Date	Binding signature